Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Pharmacyclics, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission (the “Report”), I, Robert W. Duggan, Chairman of the Board and Chief Executive Officer
of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT W. DUGGAN
Robert W. Duggan
Chairman of the Board and Chief Executive Officer
November 5, 2010

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Pharmacyclics, Inc, a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission (the “Report”), I, Rainer M. Erdtmann, Vice President, Finance and Administration and Secretary of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RAINER M. ERDTMANN
Rainer M. Erdtmann
Vice President, Finance and Administration and Secretary (Principal Accounting and Financial Officer)
November 5, 2010